GOODWILL AND INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
INTANGIBLE ASSETS, NET [Text Block]
NOTE 11:-	GOODWILL AND INTANGIBLE ASSETS, NET

	Cultivations and processing license *)	Customer relationships	Brand	Goodwill	Other	Total

Cost:

Balance at January 1, 2021	$1,060	$58	$63	$304	$68	$1,553
Initial consolidation	8,950	10,337	11,300	119,892	128	150,607
Foreign currency translation adjustments	(49)	279	-	1,382	6	1,618

Balance at December 31, 2021	9,961	10,674	11,363	121,578	202	153,778
PPA adjustments during measurement period	-	5,715	-	(2,774)	-	2,941
Disposals	(1,581)	-	-	-	-	(1,581)
Deconsolidation of Trichome	(5,856)	(2,932)	(9,799)	-	(131)	(18,718)
Foreign currency translation adjustments	-	(381)	-	(904)	(48)	(1,333)

Balance at December 31, 2022	2,524	13,076	1,564	117,900	23	135,087

Accumulated amortization:

Balance at January 1, 2021	156	-	-	-	1	157
Amortization recognized in the year	618	469	8	-	63	1,158
Impairment	-	-	-	275	-	(275)

Balance at December 31, 2021	774	469	8	275	64	590
Amortization recognized in the year	767	1,503	7	-	66	2,343
Impairment	1,215	4,461	1,501	107,854	4	115,035
Deconsolidation of Trichome	(1,083)	(365)	-	-	(114)	(1,562)

Balance at December 31, 2022	1,673	6,068	1,516	108,129	20	117,406

Amortized cost at December 31, 2022	851	7,008	48	9,771	3	17,681

Amortized cost at December 31, 2021	$9,187	$10,205	$11,355	$121,303	$138	$152,188

*)	The licenses consist of GMP and GDP licenses.

Goodwill and intangible assets amortization and impairment:

For the year ended December 31, 2021, the Company recorded a goodwill impairment in the amount of $275 related to Adjupharm.

For the year ended December 31, 2022, the Company recorded a goodwill and intangible assets impairment in the amount of $107,854 and $3,067, respectively, related to Trichome (see Note 24).

The recoverable amounts of the intangible assets and the goodwill derived from the Israeli cash generating units were determined based on the value in use which is calculated at the expected estimated future cash flows, as determined according to the budget for the next five years and approved by the Company’s management. The pre-tax discount rate of the cash flows is 17.5%. The projected cash flows for the period exceeding five years was estimated using a fixed growth rate of 2%, representing the long-term average growth rate as customary in the business. Based on the analysis performed, the Company has determined that the recoverable amounts of the Israeli cash generating units exceeds its assets carrying amount. In addition, there is no reasonably possible change in any of the significant assumptions that would cause the carrying amount exceed its recoverable amount.

During the year ended on December 31, 2022 and 2021, the Group recorded amortization expenses in the amount of $2,343 and $1,158, respectively. During the year ended on December 31, 2022, the Group recorded amortization expenses from continuing and discontinued operations in the amount of $1,302 and $1,041, respectively. The amortization expenses are included in the cost of revenues, selling and marketing expenses and discontinued operations.